                                                                  EXHIBIT 10.7




This Document Prepared By
and After Recording Return To:

Thomas M. Quirk
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603





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                                       SPACE ABOVE THIS LINE RESERVED FOR
                                       RECORDER'S USE ONLY

              AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT
                            WITH ASSIGNMENT OF RENTS

         This Amended and Restated Mortgage dated as of May 29, 1998 from Morton Metalcraft Co., an Illinois corporation with its principal place of business and mailing address at 1021 West Birchwood, Morton, Illinois 61550-0429 (hereinafter referred to as the "Mortgagor") to Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business and mailing address at 111 West Monroe Street, Chicago, Illinois 60690 ("Harris"), as agent hereunder for the Secured Creditors hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Mortgagee");


                                WITNESSETH THAT:

         WHEREAS, Morton Industrial Group, Inc., a Georgia corporation (the "Borrower"), and certain subsidiaries of the Borrower, Harris, individually and as agent, and certain lenders are currently party to a Credit Agreement dated as of January 20, 1998 (such Credit Agreement, as the same may have been amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "Prior Credit Agreement"), pursuant to which Harris and other lenders from time to time party to the Prior Credit Agreement agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the "Borrowers" identified therein.

         WHEREAS, the Mortgagor is currently party to a Mortgage and Security Agreement with Assignment of Rents dated as of January 20, 1998, with Harris as agent for the lenders party to the Prior Credit Agreement (the "Prior Mortgage"), pursuant to which the Mortgagor granted a security interest in the Mortgaged Premises as collateral security for the indebtedness, obligations, and liabilities of the "Borrowers" owing to such lenders under the Prior Credit Agreement.

         WHEREAS, concurrently herewith, Harris and the other lenders party to the Prior Credit Agreement are refinancing all indebtedness, obligations, and liabilities owed to such lenders by the "Borrowers" under the Prior Credit Agreement (the "Prior Obligations").

         WHEREAS, the Borrower and Harris, individually and as Agent, have also entered into a Credit Agreement dated of even date herewith (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "Credit Agreement") pursuant to which Harris and other lenders which from time to time become party thereto (Harris and such other lenders which from time to time become party thereto being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed to modify the terms and conditions applicable to the Prior Obligations and to provide for the following additional credit and financial accommodations to be made available to the Company thereunder, all subject to the terms and conditions therein set forth: (i) to make a revolving credit facility available to the Borrower in the form of loans and letters of credit (the "Revolving Credit") in the aggregate principal amount not to exceed $35,000,000 at any one time outstanding during the period ending on May 31, 2003 (the "Termination Date") with all loans made under the Revolving Credit being repayable on the Termination Date and (ii) to make term loans in the aggregate principal amount of $25,000,000 (in the case of Term A Loan) and $30,000,000 (in the case of
Term B Loan) to the Borrower    payable in installments with a final maturity
of all principal and interest not required to be sooner paid of May 31 2003 (in the case of Term A Loan) and May 31, 2005 (in the case of Term B Loan) (the "Term Loans"), a true and correct copy of which Credit Agreement is on file at the offices of the Mortgagee; and

         WHEREAS, advances from time to time made under the Revolving Credit are evidenced and to be evidenced by Revolving Credit Notes (such Revolving Credit Notes and any extensions thereof or modifications thereto and any and all notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to as the "Revolving Credit Notes") aggregating
$35,000,000 in face principal amount and payable to the order of the respective Lenders named thereon, whereby the Borrower promises to pay the advances evidenced thereby on or before the Termination Date with interest and premium as set forth in the Credit Agreement; and



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         WHEREAS, the Term Loans are evidenced and to be evidenced by Term Notes
(the "Term Notes") aggregating $25,000,000 (in the case of Term A Loan) and $30,000,000 (in the case of Term B Loan) in principal amount and payable to the order of the respective Lenders named thereon, whereby the Borrower promises to pay the term loans evidenced thereby, with interest and premium as set forth in the Credit Agreement, in installments with a final maturity of all principal and interest and premium not required to be sooner paid of May 31, 2003 (in the case of Term A Loan) and May 31, 2005 (in the case of Term B Loan); and

         WHEREAS, pursuant to the terms of the Credit Agreement, any Lender or Lenders may, from time to time, assign to other Lenders portions of the indebtedness evidenced by the Notes then owned by such assigning Lender together with an equivalent proportion of such assigning Lender's obligation to make advances under the Credit Agreement (each such assignment being hereinafter referred to as an "Assignment"); and

         WHEREAS, in the event of each Assignment under the Credit Agreement, the Borrower has agreed pursuant to the terms of the Credit Agreement to execute and deliver to each new assignee Lender by reason of such Assignment, new Notes evidencing that portion of the indebtedness so assigned to such new assignee Lender and advances to be thereafter made by such new assignee Lender pursuant to the Credit Agreement and to execute new Notes to such assigning Lender evidencing the portion of such indebtedness not so assigned and advances to be thereafter made by such assigning Lender pursuant to the Credit Agreement; and

         WHEREAS, it is the intention of the Mortgagor that all such Notes constitute "Notes" for the purposes hereof and to be secured hereby; and

         WHEREAS, pursuant to the terms of the Credit Agreement, the Mortgagee may from time to time issue letters of credit (the "Letters of Credit") for the account of the Borrower in an aggregate face amount not to exceed $10,000,000 and with expiry dates on or before the Termination Date, and which Letters of Credit, when combined with the principal amount of loans outstanding under the Revolving Credit from time to time, shall not exceed $35,000,000; and

         WHEREAS, the Borrower may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates (the liability of the Borrower in respect of such agreements with such Lenders and their affiliates being hereinafter referred to as the "Hedging Liability") (the affiliates of the Lenders to which any Hedging Liability is owed, together with the Lenders and the Mortgagee, being collectively referred to herein as the "Secured Creditors"); and

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

         NOW, THEREFORE, in order to secure (i) payment of all principal of and interest and premium on the Notes (ratably among the Notes without preference or priority to one over the others) as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter evidenced thereby, (ii) the payment and performance of all obligations arising under any applications executed by the Borrower in connection with any of the Letters of Credit, including the obligation of the Borrower to reimburse the Mortgagee for any draws under the Letters of Credit, (iii) payment of all fees and charges payable by the Borrower under the terms of the Credit Agreement, (iv) any and all liability of the Company arising under or in connection with or otherwise evidenced by agreements with any one or more of the Secured Creditors with respect to any Hedging Liability, (v) payment of all other sums at any time due or owing from or required to be paid by the Borrower under the terms of the Mortgage and the performance and observance of all the covenants and agreements in the Mortgage provided to be performed or observed by the Mortgagor, and (vi) the performance and observance of all covenants and agreements contained in the Mortgage or in the Notes or in the Credit Agreement or in any other instrument or document at any time evidencing or securing any of the foregoing indebtedness, obligations or liabilities or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities referred to in clauses (i), (ii), (iii), (iv), (v) and (vi) above being hereinafter collectively referred to as the "indebtedness hereby secured"), Mortgagor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto the Mortgagee, its successors and assigns, and grant to the Mortgagee, its successors and assigns a security interest in all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V and VI below, all of the same being collectively referred to herein as the "Mortgaged Premises":


                                GRANTING CLAUSE I

         That certain real estate lying and being in the County of Tazewell in the State of Illinois, more particularly described in Schedule I attached hereto and made a part hereof.


                               GRANTING CLAUSE II

         All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or used or useful in connection


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with said real estate and the buildings and imp\ovements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor or insurance proceeds relating thereto, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Mortgage to be real estate and covered by this Mortgage; and as to the balance of the property aforesaid, this Mortgage is hereby deemed to be as well a Security Agreement under the provisions of the Uniform Commercial Code for the purpose of creating hereby a security interest in said property, which is hereby granted by Mortgagor as debtor to Mortgagee as secured party, securing the indebtedness hereby secured. The addresses of Mortgagor (debtor) and Mortgagee (secured party) appear at the beginning hereof.


                               GRANTING CLAUSE III

         All right, title and interest of Mortgagor now owned or hereafter acquired in and to all and singular the estates (including without limitation leasehold estates), leases, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof and insurance proceeds therefrom, including all interest of Mortgagor in all rents, issues and profits of and insurance proceeds from the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not

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impair or diminish the obligations of Mortgagor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Mortgagee. By acceptance of this Mortgage, Mortgagee agrees, not as a limitation or condition hereof, but as a personal covenant available only to Mortgagor that until an event of default (as hereinafter defined) shall occur giving Mortgagee the right to foreclose this Mortgage, Mortgagor may collect, receive (but not more than 30 days in advance) and enjoy such rents.


                               GRANTING CLAUSE IV

         All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively "Condemnation Awards").


                                GRANTING CLAUSE V

         All property and rights, if any, which are by the express provisions of this instrument required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Mortgagor or by anyone in Mortgagor's behalf.


                               GRANTING CLAUSE VI

         All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Mortgagor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

         TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Mortgagee, its successors and assigns, forever; provided, however, that this instrument is upon the express

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condition that if the principal of and interest on the Notes shall be paid in full and all other indebtedness hereby secured shall be fully paid and performed and no Letters of Credit shall remain outstanding, then this instrument and the estate and rights hereby granted shall cease, determine and be void and this instrument shall be released by Mortgagee upon the written request and at the expense of Mortgagor, otherwise to remain in full force and effect.

         It is expressly understood and agreed that the indebtedness hereby secured will in no event exceed two hundred percent (200%) of (i) the total face amount of the Notes and the Letters of Credit plus (ii) the total interest which may hereafter accrue under the Notes and the Reimbursement Obligations (as defined in the Credit Agreement) on such face amount plus (iii) any fees, costs or expenses which may be payable hereunder or under the Credit Agreement.

         Mortgagor hereby covenants and agrees with Mortgagee as follows:

                    1. Payment of the Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same becomes due without any relief whatever from valuation or appraisement laws of the State of Illinois.

                    2. Binding Obligation and Further Assurances. This Mortgage and all other documents, instruments and agreements executed in connection herewith are valid and binding obligations of Mortgagor, enforceable in accordance with their respective terms. Mortgagor will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this instrument and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

                    3. Ownership of the Mortgaged Premises. Mortgagor covenants and warrants that it is lawfully seized of and has good and marketable fee title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatsoever except those exceptions to title listed on Schedule II attached hereto (the "Permitted Exceptions") and Mortgagor has good right, full power and authority to convey, transfer and mortgage the same to Mortgagee for the uses and purposes set forth in this Mortgage; and Mortgagor will warrant and forever defend the title to the Mortgaged Premises subject to the Permitted Exceptions against all claims and demands whatsoever.

                    4. Possession. Provided no event of default has occurred and is continuing hereunder, Mortgagor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this instrument.


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

                    5. Payment of Taxes. Mortgagor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Mortgagee official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Mortgagee, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Mortgagor shall have furnished such security, if any, as may be required in the proceedings or requested by Mortgagee.

                    6. Payment of Taxes on Notes, Letters of Credit, Mortgage or Interest of Mortgagee or Secured Creditors. Mortgagor agrees that if any tax, assessment or imposition upon this Mortgage or the indebtedness hereby secured or the Notes or any of the Letters of Credits or the interest of Mortgagee or any Secured Creditor in the Mortgaged Premises or upon Mortgagee or any Secured Creditor by reason of or as a holder of any of the foregoing (including, without limitation, excise taxes, but excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Mortgagor to, for or on behalf of Mortgagee or any Secured Creditor as they become due and payable (which Mortgagor agrees to do upon demand of Mortgagee, to the extent permitted by law), or Mortgagee or any Secured Creditor is reimbursed for any such sum advanced by Mortgagee, all sums hereby secured shall become immediately due and payable, at the option of Mortgagee upon 30 days' notice to Mortgagor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Mortgagor from making any such payment. Mortgagor agrees to exhibit to Mortgagee, upon request, official receipts showing payment of all taxes and charges which Mortgagor is required to pay hereunder.

                    7. Recordation and Payment of Taxes and Expenses Incident Thereto. Mortgagor will maintain and preserve the lien of this Mortgage until all indebtedness hereby secured has been paid and satisfied in full. Without limiting the foregoing, Mortgagor will cause this Mortgage, all mortgages supplemental hereto and any financing statement or other notice of a security interest required by Mortgagee at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Mortgagee hereunder and, without limiting the foregoing, Mortgagor will pay or reimburse Mortgagee and any Secured Creditor for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this instrument or any instrument issued pursuant hereto recorded.

                    8. Insurance. Mortgagor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion and such other risks as are usually included under extended coverage policies, or which are usually insured against by companies similarly situated conducting similar businesses and owning like properties, in amount sufficient to prevent Mortgagor, Mortgagee or the Secured Creditors from becoming a co-insurer of any partial loss under applicable policies and in any event not less than the then full insurable value (actual replacement value without deduction for physical depreciation) thereof, as determined at the request of Mortgagee and at Mortgagor's expense by the insurer or insurers or by an expert approved by Mortgagee, all under insurance policies payable, in case of loss or damage, to Mortgagee (and if Mortgagee so requests, naming Mortgagee and the Secured Creditors as additional insureds therein), such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Mortgagor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Mortgagor shall also obtain and maintain public liability, property damage and workmen's compensation insurance in each case in form and content satisfactory to Mortgagee and in amounts as are customarily carried by owners of like property and approved by Mortgagee. Mortgagor shall also obtain and maintain such other insurance with respect to the Mortgaged Premises in such amounts and against such insurable hazards as Mortgagee from time to time may require, including, without limitation, boiler and machinery insurance, insurance against flood risks for any improvements located in a flood plain when and to the extent obtainable from the United States Government or any agency thereof, and insurance against loss of rent due to fire and risks now or hereafter embraced by so-called "extended coverage". All insurance required hereby shall be maintained with good and responsible insurance companies satisfactory to Mortgagee and shall not provide for any deductible amount in excess of $250,000 not approved in writing by Mortgagee, shall provide that any losses shall be payable notwithstanding any act or negligence of Mortgagor, shall provide that no cancellation thereof shall be effective until at least thirty days after receipt by Mortgagor and Mortgagee of written notice thereof, and shall be


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

         satisfactory to Mortgagee in all other respects. Upon the execution of this Mortgage and thereafter not less than 15 days prior to the expiration date of any policy delivered pursuant to this instrument, Mortgagor will deliver to Mortgagee certificates evidencing the policy or renewal policy, as the case may be, required by this instrument, bearing notations evidencing the payment of all premiums. In the event of foreclosure, Mortgagor authorizes and empowers Mortgagee to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies.

                    9.     Damage to or Destruction of Mortgaged Premises.

                            (a) Notice. In case of any material damage to or
                  destruction of the Mortgaged Premises or any part thereof, Mortgagor shall promptly give written notice thereof to Mortgagee, generally describing the nature and extent of such damage or destruction.

                            (b) Restoration. In case of any damage to or
                  destruction of the Mortgaged Premises or any part thereof, Mortgagor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Mortgagor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Mortgagor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction, provided that any part of the Mortgaged Premises so damaged or destroyed need not be restored, replaced or rebuilt if (i) prior to its damage or destruction, it had become uneconomical, obsolete or worn out or (ii) it is not necessary for or of importance to the proper conduct of the Mortgagor's business in the ordinary course.

                            (c) Adjustment of Loss. Mortgagor hereby authorizes
                  Mortgagee, at Mortgagee's option, to adjust and compromise any losses under any insurance afforded at any time after the occurrence and during the continuation of any event of default hereunder or any event which with the lapse of time, the giving of notice, or both, would constitute an event of default hereunder (herein, a "default"), but unless Mortgagee elects to adjust the losses as aforesaid, said adjustment and/or compromise shall be made by Mortgagor, subject to final


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

                  approval of Mortgagee (regardless of whether or not a default or event of default hereunder shall have occurred) in the case of losses exceeding $250,000.

                            (d) Application of Insurance Proceeds. Net insurance
                  proceeds (except in cases where (i) the amount payable in respect of any one loss, when combined with amounts paid in respect of all losses incurred during any calendar year, is less than $250,000 and (ii) an event of default hereunder shall not have occurred and be continuing, in which case the amount payable in respect of such loss may be received by Mortgagor and need not be applied toward the payment of the amount owing on the indebtedness hereby secured or for the restoration of the Mortgaged Premises damaged or destroyed) received by Mortgagee under the provisions of this Mortgage or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall first be applied toward the payment of the amount owing on the indebtedness hereby secured in such order of application as Mortgagee may elect whether or not the same may then be due or be otherwise adequately secured; provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within thirty (30) days of receipt of such proceeds and the following conditions are satisfied: (i) Mortgagor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises or provides Mortgagee with other evidence satisfactory to it that Mortgagor has cash resources sufficient to pay its obligations during the restoration period; (ii) no event of default, or event which, with the lapse of time, the giving of notice, or both, would constitute an event of default hereunder, shall have occurred or be continuing (and if such an event shall occur during restoration Mortgagee may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness evidenced by the NOTES and the other indebtedness hereby secured); (iii) Mortgagor shall have submitted to Mortgagee plans and specifications for the restoration which shall be satisfactory to it; (iv) Mortgagor shall submit to Mortgagee fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Mortgagor shall have deposited the amount of such deficiency with Mortgagee and (v) Mortgagor shall have obtained a waiver of the right of subrogation from any insurer under such policies of insurance who at that time claims that no liability exists as to Mortgagor or the insured under such policies. Any insurance proceeds to be released pursuant to the foregoing


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

                   provisions may at the option of Mortgagee be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Mortgagee's option be made directly to Mortgagor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Mortgagee. Mortgagee may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other costs and expenses paid to or for the account of Mortgagor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon demand with interest at the Default Rate. Mortgagee may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If Mortgagor fails to request that insurance proceeds be applied to the restoration of the improvements or if Mortgagor makes such a request but fails to complete restoration within a reasonable time, Mortgagee shall have the right, but not the duty, to restore or rebuild said Mortgaged Premises or any part thereof for or on behalf of Mortgagor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all necessary acts, including using funds deposited by Mortgagor as aforesaid and advancing additional funds for the purpose of restoration, all such additional funds to constitute part of the indebtedness hereby secured payable upon demand with interest at the Default Rate.

                   10. Eminent Domain. Mortgagor acknowledges that Condemnation Awards have been assigned to Mortgagee, which awards Mortgagee is hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and at Mortgagee's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Mortgagee may elect and whether or not the same may then be due and payable or otherwise adequately secured; provided, however, that a Condemnation Award in respect of any taking of a portion (but not all or any material portion) of the Mortgaged Premises shall be made available for the restoration of such Mortgaged Premises in the same manner and subject to the same conditions as are imposed on the release of insurance proceeds set forth in Section 9(d) hereof as if the Mortgaged Premises so taken were destroyed and the Condemnation Award for such taking was actually insurance proceeds in respect of the Mortgaged Premises so deemed as having been destroyed. In the event that any proceeds of a Condemnation Award shall be made available to Mortgagor for restoring the Mortgaged Premises so taken, Mortgagor hereby covenants to promptly commence and complete such restoration of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such taking. Mortgagor covenants and agrees that Mortgagor will give Mortgagee immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any material part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Mortgagor further covenants and agrees to make, execute and deliver to Mortgagee, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Mortgagor for any taking, either permanent or temporary, under any such proceeding.

                   11. Construction, Repair, Waste, Etc. Mortgagor agrees that no building or other improvement on the Mortgaged Premises and constituting a part thereof shall be materially altered, removed or demolished nor shall any material fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Mortgagee, and in the event of the demolition or destruction in whole or in part of any of the fixtures or articles of personal property covered hereby, Mortgagor covenants that the same will be replaced promptly by similar fixtures and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto other than liens permitted by the Credit Agreement and the Permitted Exceptions; provided, however, that Mortgagor may alter, remove or demolish any such building, improvement, fixture or appliance, and need not replace any such fixtures or personal property, in each case to the extent such action (i) is desirable to the proper conduct of the business of Mortgagor in the ordinary course as presently conducted and otherwise in the best interest of Mortgagor, (ii) does not impair the overall value or utility of the Mortgaged Premises and Mortgagor's other related properties as an integrated facility, (iii) does not decrease the efficiency or capacity of the Mortgaged Premises and (iv) does not impair the rights and benefits under this Mortgage of the Secured Creditors. Mortgagor further agrees to permit, commit or suffer no material waste, impairment or deterioration of the Mortgaged Premises or any part thereof; to keep and maintain said Mortgaged Premises and every part thereof in good working condition (ordinary wear and tear excepted); to effect such repairs as Mortgagee may reasonably require and from time to time to make all needful and proper replacements and additions so that said buildings, fixtures, machinery and appurtenances will, at all times, be in good working condition (ordinary wear and tear excepted), fit and proper for the respective purposes for which they were originally erected or installed; to comply with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any federal, state or municipal authority if the failure to comply with such statutes, orders, requirements or decrees could have a material adverse effect on the Mortgaged Premises or the business or financial condition of the Mortgagor; to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Mortgagor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put without the prior written consent of Mortgagee; and to make no material alterations in or improvements or additions to the Mortgaged Premises except as required by governmental authority or as permitted by Mortgagee. Mortgagor will not lease the Mortgaged Premises or any material part thereof without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld.

                   12. Liens and Encumbrances. Mortgagor will not, without the prior written consent of Mortgagee, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this instrument, liens permitted by the Credit Agreement and the Permitted Exceptions.

                   13. Right of Mortgagee to Perform Mortgagor's Covenants, Etc. If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder, Mortgagee, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time after notice to the Mortgagor make such payment or perform such act for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Mortgagee, may be reasonably necessary or appropriate therefor. All sums so paid by Mortgagee and all reasonable costs and expenses (including without limitation attorney's fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Mortgagor to Mortgagee on demand. Mortgagee in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.

                   14. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature herein provided, or intended to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Mortgagor, become and be subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless Mortgagor shall from time to time, if requested by Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage all such property.

                   15. Inspection by Mortgagee. Mortgagee, any Secured Creditor and their respective representatives shall have the right to inspect the Mortgaged Premises at all reasonable times, and access thereto shall be permitted for that purpose; provided, however, that prior to the occurrence of any Default or Event of Default hereunder, any such access or inspection shall only be required during the Mortgagor's normal business hours and shall only be permitted with at least 24 hours advance notice.

                   16. Reports on Mortgaged Premises. Mortgagor will furnish to Mortgagee or any Secured Creditor such information and data with respect to the Mortgaged Premises as Mortgagee or such Secured Creditor may reasonably request.

                   17. Subrogation. Mortgagor acknowledges and agrees that Mortgagee shall be subrogated to any lien discharged out of the proceeds of the loan evidenced by any Note or out of any advance by Mortgagee hereunder, irrespective of whether or not any such lien may have been released of record.

                   18. Events of Default. Any one or more of the following shall constitute an event of default hereunder:

                       (a) Failure to pay when due any indebtedness hereby
                   secured; or

                       (b) Any event occurs or condition exists which is
                   specified as an Event of Default under the Credit Agreement;
                   or

                       (c) The Mortgaged Premises or any material part thereof
                   shall be sold, transferred, or conveyed, whether voluntarily or involuntarily, by operation of law or otherwise, except for sales of obsolete, worn out or unusable fixtures or personal property which are concurrently replaced (unless the Mortgagor, in the exercise of its commercially reasonable judgment deems such replacement not necessary or impractical and such failure to replace would cause no material adverse change in the Mortgaged Premises) with similar fixtures or personal property at least equal in quality and condition to those sold and owned by Mortgagor free of any lien, charge or encumbrance other than the lien hereof; or

                       (d) Any indebtedness secured by a lien or charge on
                  the Mortgaged Premises or any part thereof is not paid when due after the expiration of applicable grace periods and the giving of applicable notices, if any (unless such indebtedness is being contested in good faith by appropriate proceedings which prevent the enforcement of the matter under contest and adequate reserves have been established therefor), or proceedings are commenced to foreclose or otherwise realize upon any such lien or charge or to have a receiver appointed for the property subject thereto or to place the holder of such indebtedness or its representative in possession thereof; or

                       (e) The Mortgaged Premises is abandoned.

                   19. Remedies. When any event of default has happened and is continuing (regardless of the pendency of any proceeding which has or might have the effect of preventing Mortgagor from complying with the terms of this instrument and of the adequacy of the security for the Notes, Letters of Credit and the other indebtedness hereby secured) and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

                       (a) Acceleration. As and to the extent expressly
                   permitted by the Credit Agreement, Mortgagee may, by written notice to Mortgagor, declare the Notes and all unpaid indebtedness hereby secured, including the reimbursement obligations of the Mortgagor in connection with any Letters of Credit, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind.

                       (b) Uniform Commercial Code. Mortgagee shall, with
                   respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of Illinois, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Code for reasonable notification shall be met by mailing written notice to Mortgagor at its address above set forth at least 10 Business Days prior to the sale or other event for which such notice is required. The expenses of retaking, selling, and otherwise disposing of said property, including reasonable attorney's fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

                        (c) Foreclosure. Mortgagee may proceed to protect
                  and enforce the rights of Mortgagee or Secured Creditors hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Mortgage.

                        (d) Appointment of Receiver. Mortgagee shall, as a
                  matter of right, without notice and without giving bond to Mortgagor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Mortgagor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Mortgagor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Mortgagor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

                        (e) Taking Possession, Collecting Rents, Etc.
                  Mortgagee may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Mortgagee's reasonable judgment, is necessary or proper to conserve the value of the Mortgaged Premises. Mortgagee may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose

                  Mortgagor does hereby irrevocably constitute and appoint Mortgagee its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Mortgagor irrevocably acknowledging that any payment made to Mortgagee hereunder shall be a good receipt and acquittance against Mortgagor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Mortgagee hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The reasonable expenses (including any receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Mortgagor promises to pay upon demand together with interest at the Default Rate. Mortgagee shall not be liable to account to Mortgagor for any action taken pursuant hereto other than to account for any rents actually received by Mortgagee. Without taking possession of the Mortgaged Premises, Mortgagee may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all reasonable costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

                  20. Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this instrument, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Mortgagee may determine. Mortgagee or any Secured Creditor shall have the right to become the purchaser at any sale made under or by virtue of this instrument; and Mortgagee or any Secured Creditor so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Mortgagee or such Secured Creditor with the amount payable to Mortgagee or such Secured Creditor, as the case may be, out of the net proceeds of such sale, and upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability. In the event of any such sale, the Notes, the Reimbursement Obligations and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Mortgagor hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Mortgagor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Mortgage, and on behalf of all other persons to the extent permitted by applicable law.

                   21. Costs and Expenses of Foreclosure. In any suit to foreclose the lien hereof there shall be allowed and included as additional indebtedness in the decree for sale all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee or any Secured Creditor for attorney's fees, appraiser's fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as to items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, Torrens certificates and similar data and assurances with respect to title as Mortgagee or any Secured Creditor may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Mortgagor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

                   22. Application of Proceeds. The proceeds and avails of the Mortgaged Premises, including without limitation the proceeds of any foreclosure sale of the Mortgaged Premises or of any sale of property pursuant to Section l9(b) hereof, shall, when received by Mortgagee in cash or its equivalent, be applied by the Mortgagee as set forth in
         Section 3.5 of the Credit Agreement. Mortgagor shall remain liable to Mortgagee and the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to Mortgagor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

                   23. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Mortgagor and against the property of Mortgagor for the amount of such deficiency; and Mortgagor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property of Mortgagor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

                   24. Mortgagee's Remedies Cumulative - No Waiver. No remedy or right of Mortgagee shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Mortgagee.

                   25. Mortgagee Party to Suits. Mortgagee shall have the power and authority (but not the duty) to institute and maintain any suits and proceedings as Mortgagee may deem advisable (a) to prevent any impairment of the Mortgaged Premises by any acts which may be unlawful or which violate the terms of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Premises or (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's or Secured Creditor's interest. If Mortgagee or any Secured Creditor shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Mortgagee or any Secured Creditor under this Mortgage (including probate and bankruptcy proceedings), or if Mortgagee or any Secured Creditor employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Mortgagee or any Secured Creditor shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which might affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Mortgagor agrees to pay to Mortgagee or such Secured Creditor, as the case may be, immediately and without demand, all reasonable costs, charges, expenses and attorney's fees incurred by Mortgagee or such Secured Creditor in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand with interest at the Default Rate.

                   26. Modifications Not to Affect Lien. Mortgagee, without notice to anyone (except the Lenders), and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may at the direction of the Lenders release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Mortgagor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Mortgage upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

                   27. Revolving Credit Loan. This Mortgage is given to secure, among other things, a revolving credit loan and shall secure not only presently existing indebtedness under the Credit Agreement but also future advances, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, although there may be no advance made at the time of execution of this Mortgage and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The lien of this Mortgage shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness hereby secured (including disbursements which Mortgagee may make under this Mortgage, the Credit Agreement or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of One Hundred Million Dollars ($100,000,000) plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). This Mortgage shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

                   28. Notices. All communications provided for herein shall be in writing (including cable, telecopy or telex) and shall be given to the relevant party at its address, telecopier number or telex number set forth below, in the case of the Mortgagor or the Mortgagee, or on the signature pages of the Credit Agreement, in the case of the Lenders, or such other address, telecopier number or telex number as such party may hereafter specify by notice to the Mortgagor and the Mortgagee given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt:

                           Morton Metalcraft Co.
                           1021 West Birchwood
                           Morton, Illinois  61550-0429
                           Attention:  Chief Financial Officer
                           Telephone:  (309) 266-7176
                           Telecopy:  (309) 263-1841


                           Harris Trust and Savings Bank
                           111 West Monroe Street
                           Chicago, Illinois  60690
                           Attention:  Richard Michalek
                           Telephone:  (312) 461-2272
                           Telecopy:  (312) 461-2591

         Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified herein and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified herein and the answer back is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or
         (iv) if given by any other means, when delivered at the addresses specified herein.

                   29. Compliance with Environmental Laws. Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, except as heretofore disclosed in writing to the Mortgagee, the Mortgaged Premises complies in all material respects with all applicable federal, state, regional, county or local laws, statutes, rules, regulations or ordinances (collectively, "Environmental Laws"), including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.
         Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. Section 4321, the Rivers and Harbours Act of 1899, 33 U.S.C. Section 401 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300(F) et seq., and all rules, regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation or ordinance relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), to exposure to toxic, hazardous, or other controlled, prohibited or regulated substances, to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

                   30. Condition of Property. Mortgagor warrants and represents that, to the best of its knowledge, except as heretofore disclosed in writing to the Mortgagee, the Mortgaged Premises, including all personal property, is free from contamination, that there has not been thereon a release, discharge or emission, or threat of release, discharge or emission, of any hazardous substance, gas or liquid (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance, gas or liquid, which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, and that the Mortgaged Premises does not contain, or is not affected by, except to the extent not in violation of Environmental
         Laws: (i) asbestos, (ii) urea formaldehyde foam insulation, (iii) polychlorinated biphenyls (PCBs), (iv) underground storage tanks, (v) landfills, land disposals or dumps.

                   31. Notice of Environmental Problem. Except as heretofore disclosed in writing to the Mortgagee, Mortgagor represents and warrants that to the best of its knowledge it has not given, nor should it give, nor has it received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Mortgagor has violated, or is about to violate, any federal, state, regional, county or local environmental, health or safety statute, law, rule, regulation, ordinance, judgment or order on the Mortgaged Premises;
         (ii) there has been a release, or there is threat of release, of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons) from the Mortgaged Premises; (iii) Mortgagor may be or is liable, in whole or in part, for the costs or cleaning up, remediating or responding to a release of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons) on the Mortgaged Premises; (iv) any of the Mortgagor's property or assets are subject to a lien in favor of any governmental body for any liability, costs or damages, under federal, state or local environmental law, rule or regulation arising from or costs incurred by such governmental entity in response to a release of a hazardous substance (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons). In the event that Mortgagor receives any notice of the type described in this Section, Mortgagor shall promptly provide a copy to Mortgagee, and in no event, later than fifteen (15) days from Mortgagor's receipt or submission thereof.

                   32. Use of Property and Facilities. Mortgagor represents and warrants that to the best of its knowledge, except as heretofore disclosed in writing to the Mortgagee, it has never in the past engaged in, and agrees that in the future it shall not conduct, any business, operations or activity on the Mortgaged Premises, or employ or use the personal property or facilities, to manufacture, use, generate, treat, store, transport or dispose of any hazardous substance (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, including, without limitation, any business, operation or activity which would cause Mortgagor, its property or facilities, to be in violation of the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C.
         Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 et seq., or any similar state, county, regional or local statute, law, regulation, rule or ordinance, including, without limitation, any state statute providing for financial responsibility for cleanup for the release or threatened release of substances provided for thereunder. The provisions of this Section shall apply to all real and personal property, without limitation, owned or controlled by Mortgagor or its subsidiaries.

                   33. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Mortgage shall in no way be affected thereby.

                   34. Agent. Mortgagee has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Mortgage, Mortgagee shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein. Mortgagee hereby disclaims any representation or warranty to Secured Creditors concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Premises.

                   35. Restrictions on Secured Creditors' Right to Enforce. No Secured Creditor shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Mortgage or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Mortgage; it being understood and intended that no one or more of the Secured Creditors shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Mortgage by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Mortgagee in the manner herein provided and for the ratable benefit of the Secured Creditors.

                   36. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Mortgage contained by or on behalf of Mortgagor, or by or on behalf of Mortgagee or Secured Creditors, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not. Without limiting the generality of the foregoing, and subject to the provisions of Sections 12.14 and
         12.15 of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Mortgage to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement.

                   37. Default Rate. For purposes of this Mortgage, "Default Rate" shall mean the rate per annum as set forth in Section 2.1 of the Credit Agreement.

                   38. Liens Absolute, Etc. Mortgagor acknowledges and agrees that the lien and security interest hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee or any other holder of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by Mortgagee or any other holder of any of the indebtedness hereby secured of any other security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of Mortgagee or any other holder of any of the indebtedness hereby secured to realize upon or protect any of the indebtedness hereby secured or any collateral or security therefor. The lien and security interest hereof shall not in any manner be impaired or affected by (and Mortgagee, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to Mortgagor in such amounts and on such terms as such Secured Creditors may elect without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted Mortgagee hereby and under applicable law, there shall be no obligation on the part of Mortgagee or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the Borrower or to any guaranty of any of the indebtedness hereby secured or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and Mortgagee shall have the right to enforce this Mortgage irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

                   39. Direct and Primary Security - No Subrogation. The lien and security interest herein created and provided for stand as direct and primary security for the Notes as well as for any of the other indebtedness hereby secured. No application of any sums received by Mortgagee in respect of the Mortgaged Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Mortgagor to any right, title or interest in or to the indebtedness hereby secured or any collateral or security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied and any commitment of the Secured Creditors to extend credit to Mortgagor or to the Borrower shall have expired.

                   40. Multisite Real Estate Transaction. Mortgagor acknowledges that this Mortgage is one of a number of other mortgages and deeds of trusts and other security documents dated of even date herewith (such mortgages, deeds of trust and other security documents dated of even date herewith and any supplements or amendments thereto and any other mortgages, deeds of trust or security documents securing the indebtedness hereby secured are collectively called the "Other Mortgages") which secure the indebtedness hereby secured. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Mortgagee of any security for or guarantors upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Mortgagee to realize upon or protect any of the indebtedness hereby secured or any collateral security therefor including the Other Mortgages. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released) sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including without limitation the Other Mortgages or of any guarantee thereof, and Mortgagee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Mortgages shall not in any manner impair the indebtedness hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages or any of Mortgagee's rights and remedies thereunder. The undersigned specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Mortgages separately or concurrently and in any order that it may deem appropriate.

                   41. Prior Mortgage. Upon the execution and delivery of this Mortgage by the Mortgagor hereunder, this Mortgage shall supersede all provisions of the Prior Mortgage as of such date. The Mortgagor hereby agrees that, notwithstanding the execution and delivery of this Mortgage, the lien and security interest created and provided for under the Prior Mortgage continue in effect under and pursuant to the terms of this Mortgage for the benefit of all of the Obligations secured hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Prior Mortgage as to the indebtedness and obligations which would otherwise be secured hereby prior to giving effect to this Mortgage.

                   42. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                   43. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                   44. Governing Law. The creation of this Mortgage, the perfection of the lien or security interest in the Mortgaged Premises, and the rights and remedies of the Mortgagee with respect to the Mortgaged Premises, as provided herein and by the laws of the state in which the Mortgaged Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law. OTHERWISE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE MORTGAGE, THE CREDIT AGREEMENT, THE NOTES, THE LETTERS OF CREDIT AND ALL OTHER OBLIGATIONS OF MORTGAGOR SHALL

         BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         IN WITNESS WHEREOF, Mortgagor has caused these presents to be signed the day and year first above written.


                                                     MORTON METALCRAFT CO.

                                                     By
                                                        Its_____________________


                                                     ___________________________
                                                        (Type or Print Name)

STATE OF ILLINOIS                   )
                                    )  SS.
COUNTY OF COOK                      )


         I, _______________________________, a Notary Public in and for said
County, in the State aforesaid, do hereby certify that _______________, ___________ of Morton Metalcraft Co., an Illinois corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _____________, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this _____ day of May, 1998.




                                        ______________________________________
                                                     Notary Public



                                        ______________________________________
                                                   (Type or Print Name)

(Notary Seal)

Commission Expires:

______________________________